Consolidated Statements of Operations - USD ($)	12 Months Ended
	May 31, 2019	May 31, 2018
Revenue
Revenue	$ 37,995
Operating Expenses
General and Administrative expenses	(4,353,189)	(530,564)
Loss from Operations	(4,315,194)	(530,564)
Other Income / (Expense)
Debt Forgiveness Income	369,206
Interest Expense	(23,268)
Interest Income	403,984	521,702
Total Other Income / (Expense)	749,922	521,702
Loss Before Provision for Income Taxes	(3,565,272)	(8,862)
Provision for Income Taxes
Net Loss	$ (3,565,272)	$ (8,862)
Basic and Diluted Net Loss per share	$ (1.00)	$ (0.00)
Basic and diluted Weighted Average Number of common shares outstanding	3,566,488	2,050,790